Putnam
New York
Investment Grade
Municipal Trust

ANNUAL REPORT
April 30, 1997

[LOGO: BOSTON * LONDON * TOKYO]

Fund highlights

* "Much of Putnam New York Investment Grade Municipal Trust's success can be attributed to the significant resources behind the fund -- including our Economic and Interest Rate Committee and a group of analysts dedicated to the New York municipal bond market -- that make management a team process."

                                   --  Howard K. Manning, Fund Manager

* "Based on tax-equivalent yields alone, muni funds easily outshine most taxable-bond funds."

                                   --  Morningstar Mutual Funds, March 1997


   CONTENTS

 4 Report from Putnam Management

 8 Fund performance summary

12 Portfolio holdings

14 Financial statements



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

In few places is the power of suggestion more aptly demonstrated than the securities markets. For months, the municipal bond markets have translated conjecture over the prospect of an increase in short-term interest rates by the Federal Reserve Board into volatility. Instead of settling down after the Fed finally raised rates by a quarter point in late March, the markets immediately began responding to the suggestion that the Fed was about to raise rates again, if not in May, then at some point.

Uncertainty heightens the intensity of volatility, as we have seen throughout Putnam New York Investment Grade Municipal Trust's fiscal year. Over the long term, however, rational research and analysis, backed by expertise and experience, play a larger role in investment success -- and thus generally work to the advantage of those who maintain a long-term investment perspective.

Since Fund Manager Howard Manning believes the current volatility may continue for a while, this seems an appropriate time to counsel patience. In the following report, Howard explains how he has been dealing with the current market environment for New York municipal bonds and what he sees in prospect for the months ahead.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
June 18, 1997



Report from the Fund Manager
Howard K. Manning

The anticipation and eventual reality of rising interest rates brought an additional challenge to the prevailing investment climate during Putnam New York Investment Grade Municipal Trust's 1997 fiscal year. However, your fund successfully weathered the challenging environment, posting positive returns at both net asset value and market price for the 12 months ended April 30, 1997.

In keeping with the fund's primary objective of providing a high level of income free from federal, New York state, and New York City income taxes, we have been able to maintain the monthly distributions at an attractive level. For investors who pay the maximum 46.08% combined federal, state, and city tax rate, a fully taxable investment would have had to provide a current yield of 11.13% to equal the fund's 6.00% dividend rate at net asset value at period's end. For a look at more detailed fund performance figures, please refer to the performance summary that begins on page 8.

* NEW YORK BONDS UNDER PRESSURE FROM RISING NATIONAL RATES

Despite benign inflation numbers in the early months of calendar 1997, the second half of the fund's fiscal year began amid continued investor concerns over increasing economic growth. After months of speculation, the Federal Reserve Board acted in March to cool the economy's momentum with its first interest-rate increase in more than two years. Although the increase of 25 basis points, or one quarter of one percentage point, in the federal funds rate -- the rate banks charge each other for overnight loans -- surprised few, it nevertheless put downward pressure on bond prices in general.

The market for New York municipal bonds generally followed this and other, broader fixed-income trends throughout the fiscal year. In this environment, we relied on careful credit selection to secure yield opportunities while reducing the portfolio's sensitivity to rising interest rates. One means of doing so involved purchasing premium bonds, those selling at prices above par value, with high coupons. Such holdings help maintain the fund's income stream while generally experiencing less price volatility in response to changing interest rates than do discount bonds.

Another structural strategy we employed emphasized bonds with stated maturities of 15 to 20 years. These bonds offer attractive yield levels now, combined with the potential to increase in value as they approach maturity and shift to the shorter end of the yield curve -- a phenomenon known as curve (or coupon) roll. Capitalizing on this appreciation potential -- which operates independently of interest-rate changes -- can enable us to build the overall value of the portfolio over time.

* FUND PERFORMANCE HELPED BY LOCAL TRENDS

Closer to home, the timing of New York state and New York City fiscal years, ending March 31 and June 30, respectively, offered the fund additional opportunities. Over the past three years, we have seen seasonal yield swings in New York municipal bonds that follow the state and city budget negotiation processes. In this cycle, yields become increasingly attractive as budgets move from impasse to resolution and open the way for an increased supply of new bond issues. As new issuance subsides, prices generally recover with yields moving correspondingly lower.

[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Education                                 18.4%

Health Care                               18.4%

Transportation                            14.9%

Utilities                                  9.9%

Housing                                    8.4%

Footnote reads:
*Based on net assets as of 4/30/97. Holdings will vary over time.

Because the fund's fiscal year would draw to a close in the latter part of this cycle, we reduced portfolio holdings of state-appropriated bonds and other issues whose yields had become less attractive on a relative basis. In their place, we emphasized investments in essential-service revenue bonds, which derive their income from user fees and are therefore relatively immune to the fluctuations of the budget process.

Several factors combined during the period to enhance investors' perceptions of New York City's credit situation. Continued confidence in Mayor Giuliani's leadership, an$800 million budget surplus, and the advent of the Transitional Finance Authority as the city reached its debt cap all helped boost the performance of city bonds. The portfolio's position in New York City issues made a positive contribution to fund performance during the period. The city's improving credit situation may benefit the fund further if any of the major credit-rating agencies should confirm investor perceptions with a quality upgrade.

The last primary driver of your fund's performance is financial leverage. To enhance income stream, the fund issues preferred shares that pay dividends at prevailing short-term rates. These shares are sold to corporate and institutional investors; the resulting assets are then invested in longer-term bonds with higher yields. The difference between the dividend paid to holders of preferred shares and the income earned by the fund augments the flow of income to holders of common shares.

* FUND MAINTAINS DEFENSIVE POSTURE WHILE POISED FOR OPPORTUNITIES

As the fund enters fiscal 1998, the portfolio remains defensively positioned against changing interest rates. Average portfolio quality remains high. We consider bonds rated Aaa and Aa to offer better relative value than their lower-rated counterparts at present given the current compression of yields along the quality curve. That is, lower-rated bonds currently do not offer much in the way of additional yield to reward investors for taking on an added level of investment risk.

[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aaa                           37.1%

Baa                           29.3%

Aa                            29.1%

A                              4.5%

Footnote reads:
* As a percentage of market value as of 4/30/97. A bond rated Baa or higher is considered investment grade. All ratings reflect Moody's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.

Over the longer term, we believe the state and city budget processes, which continue to spur seasonal market changes, are poised to take advantage of any resulting investment opportunities. Should the broader fixed-income market begin to show signs of a rally, we plan to seek appropriate new investment opportunities by reducing holdings in the prerefunded bonds we currently favor. Prerefunding occurs when an issuer floats a bond to raise capital to pay off, or retire, an older bond. The proceeds from the newer issue are held in top-quality, short-term instruments until the old debt can be paid off, usually at its first call date. The typical effect of a prerefunding is the same as that of an actual credit upgrade -- price appreciation. In the meantime, these bonds add significantly to the fund's income stream. As always, we will continue to balance the fund's primary goal of providing a high level of tax-free income with concern for the preservation of capital.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 4/30/97, there is no guarantee the fund will continue to hold these securities in the future.

Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam New York Investment Grade Municipal Trust is designed for investors seeking high current income free from federal, state, and New York City income tax, consistent with preservation of capital.

TOTAL RETURN FOR PERIODS ENDED 4/30/97

                                                  Lehman Bros.
                                                   Municipal   Consumer
                                           Market    Bond        Price
                                      NAV   price    Index       Index
------------------------------------------------------------------------------
1 year                               5.97%   5.34%   6.66%       2.50%
------------------------------------------------------------------------------
Life (11/27/92)                     29.77   15.51   32.79       12.82
Annual average                       6.07    3.32    6.64        2.77
------------------------------------------------------------------------------

TOTAL RETURN FOR PERIODS ENDED 3/31/97
(most recent calendar quarter)

                                                                 Market
                                                      NAV        price
------------------------------------------------------------------------------
1 year                                               4.73%       3.35%
------------------------------------------------------------------------------
Life (11/27/92)                                     28.72       14.92
Annual average                                       5.99        3.26
------------------------------------------------------------------------------

Performance data represent past results and do not reflect future performance. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value and market price will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION
12 months ended 4/30/97

Distributions (common shares)
------------------------------------------------------------------------------
Number                                 12
------------------------------------------------------------------------------
Income                               $0.810
------------------------------------------------------------------------------
Capital gains1                         --
------------------------------------------------------------------------------
  Total                              $0.810
------------------------------------------------------------------------------
Preferred shares,
Series A (200 shares)
------------------------------------------------------------------------------
Income                             $1,671.40
------------------------------------------------------------------------------
  Total                            $1,674.40
------------------------------------------------------------------------------
Share value (common shares):         NAV                   Market price
------------------------------------------------------------------------------
4/30/96                           $13.54                     $13.000
------------------------------------------------------------------------------
4/30/97                            13.49                      12.875
------------------------------------------------------------------------------
Current return (common shares):      NAV                   Market price
------------------------------------------------------------------------------
End of period
------------------------------------------------------------------------------
Current dividend rate2              6.00%                      6.29%
------------------------------------------------------------------------------
Taxable equivalent3                11.13                      11.67
------------------------------------------------------------------------------
1Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2Income portion of most recent distribution, annualized and divided by NAV or market price at end of period.

3Assumes maximum 46.08% combined federal, state and city tax rate.
 Results for investors subject to lower tax rates would not be as advantageous.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities and the net assets allocated to remarketed preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the American Stock Exchange.

COMPARATIVE BENCHMARKS

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions, taxes, or other costs, may include bonds different from those in the fund, and may pose different risks than the fund. The index assumes reinvestment of all distributions and interest payments. It is not possible to invest directly in an index.



Report of independent accountants

To the Trustees and Shareholders of
Putnam New York Investment Grade Municipal Trust

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam New York Investment Grade Municipal Trust (the "fund") at April 30, 1997, and the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at April 30, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
June 10, 1997



Portfolio of investments owned
April 30, 1997

Key to Abbreviations
          AMBAC          -- AMBAC Indemnity Corporation
          FGIC           -- Financial Guaranty Insurance Company
          FHA Insd.      -- Federal Housing Administration Insured
          FSA            -- Financial Security Assurance
          G.O. Bonds     -- General Obligation Bonds
          IFB            -- Inverse Floating Rate Bonds

MUNICIPAL BONDS AND NOTES (98.5%) *
PRINCIPAL AMOUNT                                                                             RATINGS**            VALUE

New York (89.6%)
--------------------------------------------------------------------------------------------------------------------------
     $ 925,000     Ithaca, Hsg. Corp. Mtge. Rev. Bonds
                     (Eddygate Park Apts.), 9s, 6/1/06                                        BBB/P            $   963,831
     1,000,000     Metropolitan Trans. Auth. Svcs. Contract
                     Fac. Rev. Bonds (Trans. Fac.), Ser. O, 5 3/4s, 7/1/13                    Baa                  986,250
                   NY City, G.O. Bonds
     1,385,000       Ser. A, 8s, 8/15/19                                                      AAA/P              1,571,975
     1,000,000       Ser. F, 5 7/8s, 8/1/24                                                   Baa                  950,000
     2,000,000     NY City, G.O. Bonds IFB, AMBAC, 7.97s, 9/1/11                              AAA                2,117,500
                   NY City, Indl. Dev. Agcy. Special Fac. Rev. Bonds
     1,400,000       (American Airlines, Inc.), 8s, 7/1/20                                    Baa                1,480,500
     1,525,000       (American Airlines, Inc.), 6.9s, 8/1/24                                  Baa                1,643,188
     1,500,000     NY City, Muni. Assistance Corp. Rev. Bonds,
                     Ser. I, 6 1/4s, 7/1/05                                                   AA                 1,612,500
     1,300,000     NY State Dorm. Auth. IFB (Cornell U.), 10.467s,
                     7/1/30(aquired 1/6/93 cost $1,533,675) [DBL. DAGGER]                     AA                 1,516,125
                   NY State Dorm. Auth. Rev. Bonds
     1,500,000       (City U.), Ser. C, 8 1/8s, 7/1/08                                        Baa                1,586,250
     1,500,000       (State U. Edl. Fac.), Ser. A, 7 1/2s, 5/15/13                            Baa                1,766,250
     2,000,000       (Cornell U.), Ser. A, 7 3/8s, 7/1/20                                     AA                 2,172,500
     2,000,000       (Mental Hlth. Svcs.), Ser. A, 5 3/4s, 2/15/27                            Baa                1,887,500
     2,000,000     NY State Energy Res. & Dev. Auth. Rev. Bonds
                     (Cons. Edison Co.), Ser. A, 7 1/2s, 1/1/26                               A                  2,140,000
     1,000,000     NY State Energy Res. & Dev. Auth. Poll. Control
                     Rev. Bonds (Niagara Mohawk Pwr. Corp.),
                     Ser. A, FGIC, 7.2s, 7/1/29                                               AAA                1,125,000
     1,600,000     NY State Env. Fac. Corp. Poll. Control Rev. Bonds
                     (State Wtr. Revolving Fund), Ser. A, 7 1/2s, 6/15/12                     AA                 1,746,000
                   NY State Med. Care Fac. Fin. Agcy. Rev. Bonds
     1,730,000       (Hosp. & Nursing Home), Ser. B, FHA Insd., 8s,
                     2/15/28                                                                  AAA                1,835,963
       360,000       (Mental Hlth.), Ser. D, 7.4s, 2/15/18                                    Baa                  395,550
       940,000       (Mental Hlth.), Ser. D, Prerefunded, 7.4s, 2/15/18                       BBB                1,053,975
     1,800,000       (Hosp. & Nursing Home Insd. Mtge.), Ser. C,
                     6.65s, 8/15/32                                                           AA                 1,876,500
                   NY State Med. Care Fac. Fin. Agcy. Rev. Bonds
     1,800,000      (Hosp. & Nursing Home Insd. Mtge.), Ser. D,
                     FHA Insd., 6.6s, 2/15/31                                                 AAA                1,874,250
     1,800,000       (Hosp. & Nursing Home Insd. Mtge.), Ser. C,
                     FHA Insd., 6 3/8s, 8/15/29                                               AAA                1,854,000
     1,800,000     NY State Mtge. Agcy. Rev. Bonds (Homeownership
                     Dev. Program), Ser. BB-2, 7.95s, 10/1/15                                 AA                 1,846,134
     2,075,000     NY State Urban Dev. Corp. Rev. Bonds
                     (State Fac.), 7 1/2s, 4/1/20                                             AAA                2,311,031
     2,000,000     Onondaga Cnty., Indl. Dev. Agcy. Rev. Bonds
                     (Bristol-Meyers Squibb Co.), 5 3/4s, 3/1/24                              AAA                1,992,500
     1,500,000     Port Auth. NY & NJ Cons. Rev. Bonds, Ser. 93rd,
                     6 1/8s, 6/1/94                                                           AA                 1,548,750
     1,400,000     Port Auth. NY & NJ Cons. IFB, 9.303s, 8/1/26
                     (acquired 7/19/93 cost $1,687,700) [DBL. DAGGER]                         AA                 1,547,000
                                                                                                               -----------
                                                                                                                43,401,022

Puerto Rico (8.9%)
--------------------------------------------------------------------------------------------------------------------------
     1,500,000     PR Elec. Pwr. Auth. IFB, FSA, 8.095s, 7/1/23                               AAA                1,513,125
     1,146,710     PR Hsg. Fin. Corp. Rev. Bonds
                      (Bayamon Hsg. Dev.), FHA Insd., 7 1/2s, 7/1/21                          BBB                1,268,548
     1,365,000     PR Pub. Bldg. Auth. Gtd. Ed. & Hlth. Fac. Rev. Bonds,
                      Ser. L, 6 7/8s, 7/1/21                                                  AAA                1,511,738
                                                                                                               -----------
                                                                                                                 4,293,411
--------------------------------------------------------------------------------------------------------------------------
                   Total Investments (cost $47,521,192) ***                                                    $47,694,433
--------------------------------------------------------------------------------------------------------------------------

  *   Percentages indicated are based on net assets of $48,433,729.

 **   The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at April 30, 1997 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at April 30, 1997. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

***   The aggregate identified cost on a tax basis is $47,521,192, resulting in gross unrealized appreciation and depreciation of $2,685,001 and $2,511,760, respectively, or net unrealized appreciation of $173,241.

[DBL. DAGGER]   Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at April 30, 1997 was $3,063,125 or 6.3% of net assets.

The rate shown on IFBs, which are securities paying interest rates that vary inversely to changes in the market interest rates, are the current interest rates at April 30, 1997.

The fund had the following industry group concentrations greater than 10% at April 30, 1997
(as a percentage of net assets):

     Education          18.4%
     Healthcare         18.4
     Transportation     14.9

The fund had the following insurance concentration greater than 10% at April 30, 1997 (as a percentage of net assets):

     FHA Insd.          14.1%

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
April 30, 1997

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $47,521,192) (Note 1)                                                 $ 47,694,433
---------------------------------------------------------------------------------------------------
Cash                                                                                        280,391
---------------------------------------------------------------------------------------------------
Interest receivable                                                                         785,942
---------------------------------------------------------------------------------------------------
Unamortized organization expenses (Note 1)                                                    1,352
---------------------------------------------------------------------------------------------------
Total assets                                                                             48,762,118

Liabilities
---------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                       192,161
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                 79,388
---------------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                                4,439
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                    386
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                       52,015
---------------------------------------------------------------------------------------------------
Total liabilities                                                                           328,389
---------------------------------------------------------------------------------------------------
Net assets                                                                             $ 48,433,729

Represented by
---------------------------------------------------------------------------------------------------
Series A remarketed preferred shares (200 shares issued and
outstanding at $50,000 per share) (Note 4)                                               10,000,000
---------------------------------------------------------------------------------------------------
Paid-in capital -- common shares (unlimited shares authorized)
(Note 1)                                                                                 39,508,979
---------------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                                 95,353
---------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                                    (1,343,844)
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                                  173,241
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                             $ 48,433,729

Net assets available to:
---------------------------------------------------------------------------------------------------
Series A remarketed preferred shares                                                     10,000,000
---------------------------------------------------------------------------------------------------
Cumulative undeclared dividends on
remarketed preferred shares                                                                  20,245
---------------------------------------------------------------------------------------------------
Net assets allocated to remarketed preferred shares --
liquidation preference                                                                 $ 10,020,245
---------------------------------------------------------------------------------------------------
Net assets available to common shares                                                  $ 38,413,484
---------------------------------------------------------------------------------------------------
Net asset value per common shares
($38,413,484 divided by 2,847,092 shares)                                              $      13.49
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of operations
Year ended April 30, 1997

Tax exempt interest income:                                                              3,186,832

Expenses:
--------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                        $  340,290
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                              45,692
--------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                           12,341
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                             4,666
--------------------------------------------------------------------------------------------------
Amortization of organization expenses (Note 1)                                               2,292
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                     26,151
--------------------------------------------------------------------------------------------------
Auditing                                                                                    43,302
--------------------------------------------------------------------------------------------------
Legal                                                                                        8,312
--------------------------------------------------------------------------------------------------
Postage                                                                                      6,429
--------------------------------------------------------------------------------------------------
Exchange listing fees                                                                        4,667
--------------------------------------------------------------------------------------------------
Preferred share remarketing agent fees                                                      43,836
--------------------------------------------------------------------------------------------------
Other                                                                                       17,804
--------------------------------------------------------------------------------------------------
Total expenses                                                                             555,782
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                 (60,933)
--------------------------------------------------------------------------------------------------
Net expenses                                                                               494,849
--------------------------------------------------------------------------------------------------
Net investment income                                                                    2,691,983
--------------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                          (419,006)
--------------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                             46,374
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the year                                 171,843
--------------------------------------------------------------------------------------------------
Net loss on investments                                                                   (200,789)
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                    $2,491,194
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Statement of changes in net assets

                                                                                                 Year ended April 30
                                                                                                1997              1996
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                   $ 2,691,983        $ 2,809,568
----------------------------------------------------------------------------------------------------------------------
Net realized loss on investments                                                           (372,632)          (670,420)
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                                  171,843            875,627
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                      2,491,194          3,014,775
----------------------------------------------------------------------------------------------------------------------
Distributions to remarketed preferred shareholders:
----------------------------------------------------------------------------------------------------------------------
From net investment income                                                                 (334,279)          (370,010)
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations
applicable to common shareholders
(excluding cumulative undeclared dividends on
remarketed preferred shares of $20,245
and $19,521 respectively)                                                                 2,156,915          2,644,765
----------------------------------------------------------------------------------------------------------------------
Distributions to common shareholders:
----------------------------------------------------------------------------------------------------------------------
From net investment income                                                               (2,305,855)        (2,505,203)
----------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                                    (148,940)           139,562

Net assets
----------------------------------------------------------------------------------------------------------------------
Beginning of year                                                                        48,582,669         48,443,107
----------------------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $95,353 and $43,655, respectively)                                            $48,433,729        $48,582,669
----------------------------------------------------------------------------------------------------------------------

Number of fund shares
----------------------------------------------------------------------------------------------------------------------
Common shares outstanding at beginning and end of year                                    2,847,092          2,847,092
----------------------------------------------------------------------------------------------------------------------
Remarketed preferred shares outstanding at beginning and
end of year                                                                                     200                200
----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)


------------------------------------------------------------------------------------------------------------------------------------

                                                                                                               For the period
Per-share                                                                                                       Nov. 27, 1992+
operating performance                                                  Year ended April 30                        to April 30
------------------------------------------------------------------------------------------------------------------------------------
                                                     1997             1996             1995             1994             1993
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period
(common shares)                                    $13.54           $13.50           $13.86           $14.57           $13.99 (d)
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .95              .98             1.06             1.05              .40 (e)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           (.07)             .07             (.26)            (.53)             .64
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                      .88             1.05              .80              .52             1.04
------------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------------------------------------------------------------

Net investment income:
------------------------------------------------------------------------------------------------------------------------------------
To preferred shareholders                            (.12)            (.13)            (.13)            (.13)            (.03) (f)
------------------------------------------------------------------------------------------------------------------------------------
To common shareholders                               (.81)            (.88)            (.94)            (.93)            (.31)
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain
on investments:
------------------------------------------------------------------------------------------------------------------------------------
To preferred shareholders                              --               --             (.01)            (.02)              --
------------------------------------------------------------------------------------------------------------------------------------
To common shareholders                                 --               --             (.08)            (.15)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.93)           (1.01)           (1.16)           (1.23)            (.34)
------------------------------------------------------------------------------------------------------------------------------------
Preferred share offering costs                         --               --               --               --             (.12)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period
(common shares)                                    $13.49           $13.54           $13.50           $13.86           $14.57
------------------------------------------------------------------------------------------------------------------------------------
Market value, end of period
(common shares)                                   $12.875          $13.000          $13.625          $13.500          $15.000
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return at market value
(common shares) (%)(a)                               5.34             1.78             9.09            (3.25)            2.09*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(total fund) (in thousands)                       $48,434          $48,583          $48,443          $49,480          $51,491
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)(c)                         1.44             1.34             1.35             1.23              .35* (e)
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(b)                         6.10             6.19             6.87             6.23             2.60* (e)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                         49.71            84.87             8.55            15.18            32.27*
------------------------------------------------------------------------------------------------------------------------------------

+   Commencement of operations.

*   Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for distributions to preferred shareholders.

(c) The ratio of expenses to average net assets for the year ended April 30, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2)

(d) Represents initial net asset value of $14.10 less offering expenses of approximately $0.11.

(e) Reflects a waiver of the management fee for the period November 27, 1992 to February 19, 1993.
    As a result of such waiver, expenses of the fund for the period ended April 30, 1993 reflect a reduction of approximately $0.02 per share.

(f) Preferred shares were issued on February 18, 1993.




Notes to financial statements
April 30, 1997

Note 1
Significant accounting policies

Putnam New York Investment Grade Municipal Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The fund's investment objective is to seek high current income exempt from federal income tax and New York State and City personal income tax. The fund intends to achieve its objective by investing in investment grade municipal securities constituting a portfolio that Putnam Investment Management, Inc., ("Putnam Management') the fund's Manager a wholly-owned subsidiary of Putnam Investments, Inc., believes to be consistent with preservation of capital.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The fair value of restricted securities is determined by Putnam Management following procedures approved by the Trustees, and such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986 as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At April 30, 1997, the fund had a capital loss carryover of approximately $1,331,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover                    Expiration
----------------                 ------------
    $ 21,000                     April 30, 2003

     818,000                     April 30, 2004

     492,000                     April 30, 2005

E) Distributions to shareholders Distributions to common and preferred shareholders are recorded by the fund on the ex-dividend date. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 28 day period. The applicable dividend rate for the remarketed preferred shares on April 30, 1997 was 3.70%. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

These differences include treatment of organization expenses and realized gains and losses on certain futures contracts. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended April 30, 1997, the fund reclassified $151 to decrease undistributed net investment income and $151 to increase paid-in-capital. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

F) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund (including accrued interest), less all liabilities (including accrued expenses) and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on original issue discounts bonds are accreted according to the effective yield method.

H) Unamortized organization expenses Expenses incurred by the fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares were $11,494. These expenses are being amortized on a straight-line basis over a five-year period.

Note 2
Management fee, administrative services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of weekly average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, and 0.50% of any excess over $1.5 billion of such average net asset value.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's net income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than .70% of the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended April 30, 1997, fund expenses were reduced by $60,933 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $450 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchase and sales of securities

During the year ended April 30, 1997, purchases and sales of investment securities other than short-term investments aggregated $28,589,424 and $22,972,345, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Remarketed preferred shares

The Series A remarketed preferred shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $50,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986, as amended. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it will be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At April 30, 1997, no such restrictions have been placed on the fund.

Federal tax information
(Unaudited)

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 1998 will show the tax status of all distributions paid to you account calendar 1997.

Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

William J. Curtin
Vice President

Jerome J. Jacobs
Vice President

Blake E. Anderson
Vice President

Howard K. Manning
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time for up-to-date information about the fund's NAV.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

--------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
--------------------

33891-185         6/97